UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act file number 811-22036

Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road

Stamford, CT 06905

(Address of principal executive offices) (Zip code)

Steven L. Suss

Bank of America Capital Advisors LLC

225 High Ridge Road

Stamford, CT 06905

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 637-2587

Date of fiscal year end: March 31

Date of reporting period: June 30, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments

The registrant invests substantially all of its assets in Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC (the "Company"). The percentage of the Company's members' equity owned by the registrant at June 30, 2012 was 54.32%. The registrant has included the Company's schedule of investments as of June 30, 2012, below. The Company's schedule of investments was also filed on Form N-Q with the Securities and Exchange Commission on August 29, 2012.

Excelsior Multi-Strategy Hedge Fund of Funds Master Fund, LLC

Consolidated Schedule of Investments

June 30, 2012

						First
	First			% of	% Ownership	Available
	Acquisition		Fair	Net	of Portfolio	Redemption
Portfolio Funds *	Date	Cost**	Value	Assets	Funds	Date ***	Liquidity ****

Event Driven/Relative Value
Anchorage Capital Partners Offshore, Ltd.	1/1/2012	11,075,753	11,895,639	3.09%	0.23%	N/A	Quarterly
Aristeia Partners, L.P.	4/1/2008	3,537,502	11,960,860	3.11%	3.65%	N/A	Quarterly
Canyon Value Realization Fund, L.P. (1)	7/1/2003	-	796,828	0.21%	0.03%	N/A	(2)
Comac Global Macro Fund, Ltd.	3/1/2012	12,000,000	12,043,686	3.13%	0.29%	N/A	Monthly
Double Black Diamond, Ltd.	1/1/2012	7,304,037	7,399,764	1.92%	0.27%	(3)	Annually
Drake Global Opportunities Fund, L.P. (1)	4/1/2009	-	28,015	0.01%	0.56%	N/A	(4)
DSC Acquisitions, LLC (1)	4/1/2009	37,735	55,593	0.01%	0.93%	N/A	(2)
Farallon Capital Partners, L.P. (1)	11/1/2004	974,895	6,590,000	1.71%	0.13%	N/A	(2)
FCOI II Holdings, L.P.	1/1/2012	12,174,988	12,869,578	3.34%	0.39%	N/A	Annually
Garrison Special Opportunity Fund, L.P. (1)	7/1/2009	2,574,611	2,677,441	0.70%	1.12%	N/A	(5)
Jana Partners, L.P. (1)	4/1/2009	18,480	69,279	0.02%	0.09%	N/A	(2)
Mast Credit Opportunities I, L.P.	6/1/2010	14,000,000	14,753,721	3.83%	6.88%	N/A	Quarterly
Monarch Debt Recovery Fund, Ltd.	1/1/2012	12,860,225	13,349,459	3.47%	1.33%	N/A	Annually
Moore Macro Managers Fund, Ltd.	4/1/2012	15,000,000	14,814,896	3.85%	0.42%	N/A	Quarterly
Strategic Value Restructuring Fund L.P. (1)	4/1/2009	951,727	422,648	0.11%	0.08%	N/A	(2)
SVRF (Onshore) Holdings LLC (1)	4/1/2009	554,101	225,281	0.06%	3.39%	N/A	(5)
Vicis Capital Fund (1)	4/1/2009	2,130,943	348,602	0.09%	0.12%	N/A	(4)
Waterfall Eden Fund, L.P. (1)	7/1/2008	5,085,071	1,948,732	0.51%	1.90%	N/A	(2)
Strategy Total		100,280,068	112,250,022	29.17%
Hedged Long/Short Equity
Alydar QP Fund, L.P.	4/1/2009	9,127,385	9,717,347	2.52%	2.69%	N/A	Quarterly
Prism Partners III Leveraged, L.P.	7/1/2009	5,000,000	5,891,999	1.53%	1.70%	N/A	Quarterly
SAB Capital Partners, L.P. (1)	4/1/2001	-	118,640	0.03%	0.03%	N/A	(2)
Scopia PX, LLC	9/1/2005	8,000,000	14,755,904	3.83%	2.47%	N/A	Quarterly
Strategy Total		22,127,385	30,483,890	7.91%
Hedged Sector
Coatue Offshore Fund, Ltd.	3/1/2012	14,107,371	15,618,567	4.06%	0.47%	N/A	Quarterly
Longbow Partners, L.P.	5/1/2004	3,700,000	10,061,702	2.61%	15.50%	N/A	Quarterly
Seligman Tech Spectrum Fund, LLC	4/1/2009	4,610,345	6,320,033	1.64%	1.48%	N/A	Monthly
Tufton Oceanic Hedge Fund, Ltd.	11/1/2009	12,500,000	11,878,990	3.09%	1.03%	N/A	Monthly
Strategy Total		34,917,716	43,879,292	11.40%
Opportunistic Long/Short (Global)
AKO Partners L.P.	10/1/2005	5,500,000	15,995,553	4.16%	1.72%	N/A	Quarterly
Amiya Global Emerging Opportunities Fund, Ltd.	1/1/2012	14,441,369	14,730,504	3.83%	1.04%	N/A	Quarterly
Artha Emerging Markets Fund, L.P.	4/1/2008	13,720,130	16,138,286	4.19%	3.04%	N/A	Quarterly
Egerton Capital Partners, L.P.	10/1/2009	5,000,000	6,228,615	1.62%	1.38%	N/A	Monthly
Henderson Asia Pacific Absolute Return Fund, Ltd.	10/1/2008	5,966,478	5,333,635	1.39%	1.76%	N/A	Monthly
Indus Asia Pacific Fund, L.P.	3/1/2004	11,000,000	15,457,033	4.02%	1.73%	N/A	Quarterly
Indus Japan Fund, L.P.	3/1/2004	1,000,000	4,100,061	1.06%	2.09%	N/A	Quarterly
Meditor European Hedge Fund (B) Limited	7/1/2009	17,000,000	18,199,129	4.73%	0.96%	N/A	Monthly
Rohatyn Group Global Opportunity Partners, L.P. (1)	4/1/2009	14,272	43,651	0.01%	0.13%	N/A	(2)
Strategy Total		73,642,249	96,226,467	25.01%
Opportunistic (U.S. Only)
Addison Clark Fund, L.P.	4/1/2008	11,016,635	15,391,678	4.00%	2.43%	N/A	Quarterly
Brookside Cayman II, Ltd.	1/1/2012	13,786,396	14,712,000	3.82%	3.91%	N/A	Quarterly
Swiftcurrent Offshore, Ltd.	1/1/2012	16,105,651	17,236,468	4.48%	1.60%	N/A	Quarterly
Swiftcurrent Partners, L.P. (1)	10/1/2000	-	209,650	0.05%	0.03%	N/A	(2)
Valinor Capital Partners Offshore, Ltd.	1/1/2012	14,356,269	16,113,758	4.19%	1.24%	N/A	(6)
Valinor Capital Partners, L.P. (1)	7/1/2007	-	450,483	0.12%	0.06%	N/A	(2)
Strategy Total		55,264,951	64,114,037	16.66%
Total Investments in Portfolio Funds		$286,232,369	346,953,708	90.15%
Other Assets, less Liabilities			37,921,124	9.85%
Net Assets			$384,874,832	100.00%

The investments in the Portfolio Funds shown above, representing 90.15% of Net Assets, have been fair valued in accordance with procedures established by the Board of Managers.

The Company's investments on June 30, 2012 are summarized below based on the investment strategy of each specific Portfolio Fund.

Investment Strategy	% Total Investments in Portfolio Funds
Event Driven/Relative Value Funds	32.35%
Hedged Long/Short Equity Funds	8.79%
Hedged Sector Funds	12.65%
Opportunistic Long/Short (Global) Funds	27.73%
Opportunistic (U.S. Only) Funds	18.48%
Total	100.00%

*	Non-income producing investments. The registrant's investments in the Portfolio Funds are considered to be illiquid and may be subject to limitations on redemptions, including the assessment of early redemption fees.
**	See definition in Portfolio Valuation note.
***	From most recent investment date.
****	Available frequency of redemptions after initial lock-up period.
N/A	Initial lock-up period has either expired prior to 6/30/2012, or the Portfolio Fund did not have an initial lock-up period. However, specific redemption restrictions may apply.

(1)	Portfolio Fund is held by Excelsior Multi-Strategy 1099 Blocker Fund, LLC (the "Blocker Fund"), which is wholly owned by the registrant.
(2)	All of the registrant's remaining interest in the Portfolio Fund is held in side pocket accounts and is illiquid.
(3)	Approximately 67% of the fair value of the registrant's interest in the Portfolio Fund has a lock-up period that expires on 9/30/2012 and 33% has a lock-up period that expires on 3/31/2013.
(4)	The Portfolio Fund is liquidating its assets and is in the process of returning capital to its partners. Due to the liquidation, the Portfolio Fund has suspended redemption rights. The full liquidation is expected to take two years following the date of this report or longer.
(5)	The Portfolio Fund has limited redemption rights by segregating its less liquid assets from the main (liquid) portfolio and created a liquidating vehicle with the intention of liquidating those assets in a reasonable manner.
(6)	Approximately 32% of the fair value of the registrant's interest in the Portfolio Fund has tri-annual liquidity and 68% has annual liquidity.

Portfolio Valuation

The net asset value (“NAV”) of the Company is determined by, or at the direction of, Bank of America Capital Advisors LLC (“the Adviser”) as of the close of business at the end of each fiscal period (as defined in the Company’s Limited Liability Agreement), in accordance with the valuation principles set forth below, or as may be determined from time to time, pursuant to valuation procedures established by the Board of Managers (the “Board”). Pursuant to the valuation procedures, the Board has delegated to the Adviser the general responsibility for valuation of the investments in the Portfolio Funds subject to the oversight of the Board.

The investments in the Portfolio Funds are recorded at fair value, generally at an amount equal to the NAV of the Company's investments in the Portfolio Funds as determined by each Portfolio Fund's general partner or investment manager. If no such information is available or if such information is deemed to be not reflective of fair value, an estimated fair value is determined in good faith by the Adviser pursuant to the valuation procedures. Generally, the NAVs of investments in the Portfolio Funds are determined whereby the Company records the investment and subsequent subscriptions at its acquisition cost which represents its fair value. The investment is adjusted to reflect the Company’s share of net investment income or loss and unrealized and realized gain or loss that reflects the changes in the fair value of the investment for the period. As of June 30, 2012, a majority of the investments in the Portfolio Funds were fair valued using the NAV of the Portfolio Fund. The amount of investments that were not fair valued using the NAV of the Portfolio Fund as of June 30, 2012 was immaterial with respect to the overall value of the Company.

The Portfolio Funds generally record their investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”) or International Financial Reporting Standards. The Portfolio Funds generally hold positions in readily marketable securities and derivatives that are valued at quoted market values and/or less liquid nonmarketable securities and derivatives that are valued at estimated fair value. Accordingly, valuations do not necessarily represent the amounts that might be realized from sales or other dispositions of investments, nor do they reflect other expenses or fees that might be incurred upon disposition. The mix and concentration of more readily marketable securities and less liquid nonmarketable securities varies across the Portfolio Funds based on various factors, including the nature of their investment strategy and market forces.

Because of the inherent uncertainty of valuation of the investments in the Portfolio Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Portfolio Funds existed, and the differences could be material. Net change in accumulated unrealized appreciation on investments in the statement of operations is net of fees and performance-based compensation paid to the investment managers of the Portfolio Funds.

Some of the Portfolio Funds may invest all or a portion of their assets in illiquid securities and may hold a portion or all of these investments independently from the main portfolio. These separate baskets of illiquid securities (“side pockets”) may be subject to additional restrictions on liquidity than the main portfolio of the Portfolio Fund. If the Company withdraws its interest from such a Portfolio Fund, it may be required to maintain its holding in the side pocket investments for an extended period of time and retain this remaining interest in the Portfolio Fund. In instances where such a Portfolio Fund closes its operations, the Company may receive an “in-kind” distribution of a side pocket’s holdings in liquidation of its entire interest in the Portfolio Fund. The value of side pockets may fluctuate significantly. As of June 30, 2012, the Company’s investments in side pockets and Portfolio Funds in liquidation represented 3.63% of the Company’s Net Assets. Restrictions applicable to individual Portfolio Funds are described in detail on the Company’s Schedule of Investments. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Funds may suspend, limit or delay the right of their investors, such as the Company, to withdraw capital.

The Company uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Company has the ability to access at the measurement date;
•	Level 2 – Quoted prices which are not considered to be active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
•	Level 3 – Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The preparation of the Schedule of Investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the Schedule of Investments and accompanying notes. Management believes that the estimates utilized in preparing the Company’s Schedule of Investments are reasonable and prudent; however, the actual results could differ from these estimates. The Company complies with the authoritative guidance under GAAP for estimating the fair value of investments in the Portfolio Funds that have calculated NAV in accordance with the specialized accounting guidance for investment companies. Accordingly, the Company estimates the fair value of an investment in a Portfolio Fund using the NAV of the investment (or its equivalent) without further adjustment unless the Adviser determines that the NAV is deemed to be not reflective of the fair value.

Investments may be classified as Level 2 when market information (observable NAVs) is available, yet the investment is not traded in an active market and/or the investment is subject to transfer restrictions, or the valuation is adjusted to reflect illiquidity and/or non-transferability. Market information, including observable NAVs, subscription and redemption activity at the underlying Portfolio Fund, and the length of time until the investment will become redeemable is considered when determining the proper categorization of the investment’s fair value measurement within the fair valuation hierarchy. The Portfolio Fund investments that have observable market inputs (published NAVs) and that the Company has the ability to redeem within three months of the balance sheet date are classified in the fair value hierarchy as Level 2.

The Company’s investments in the Portfolio Funds that have unobservable inputs and/or from which the Company does not have the ability to redeem within three months are classified in the fair value hierarchy as Level 3. When observable prices are not available for these securities, the Adviser uses the market approach, as defined in the authoritative guidance on fair value measurements, to evaluate or adjust the fair value of such Level 3 instruments.

The Company recognizes transfers into and out of the Levels indicated above at the beginning of the reporting period. All transfers into Level 2 and out of Level 3 can be found in the Level 2 and Level 3 roll-forward tables. There were no transfers between the Levels for the period from April 1, 2012 to June 30, 2012.

The following table sets forth information about the level within the fair value hierarchy at which the Portfolio Fund investments are measured at June 30, 2012:

	Level 1	Level 2	Level 3	Total
Event Driven/Relative Value Funds	$-	65,468,802	46,781,220	$112,250,022
Hedged Long/Short Equity Funds	-	30,365,250	118,640	30,483,890
Hedged Sector Funds	-	43,879,292	-	43,879,292
Opportunistic Long/Short (Global) Funds	-	96,182,816	43,651	96,226,467
Opportunistic (U.S. Only) Funds	-	47,340,146	16,773,891	64,114,037

Total	$-	$283,236,306	$63,717,402	$346,953,708

The level classifications in the table above are not indicative of the risk associated with the investment in each Portfolio Fund.

The following table includes a roll-forward of the amounts for the period from April 1, 2012 to June 30, 2012, for the investments classified within Level 2. The classification of an investment within Level 2 is based on the significance of the observable inputs to the overall fair value measurement.

	Balance as of 3/31/2012	Transfers into Level 2*	Net realized gain/(loss) from Portfolio Fund redemptions	Net change in accumulated unrealized appreciation on investments	Purchases	Sales	Balance as of 6/30/2012
Event Driven/ Relative Value Funds	$50,318,613	$-	$-	$150,189	$15,000,000	$-	$65,468,802
Hedged Long/ Short Equity Funds	33,385,028	-	-	(269,778)	-	(2,750,000)	30,365,250
Hedged Sector Funds	60,969,791	-	(2,141,067)	(90,499)	-	(14,858,933)	43,879,292
Opportunistic Long/Short (Global) Funds	106,154,099	-	-	(971,283)	-	(9,000,000)	96,182,816
Opportunistic (U.S. Only) Funds	47,393,135	-	-	(375,160)	322,171	-	47,340,146

Total	$298,220,666	$-	$(2,141,067)	$(1,556,531)	$15,322,171	$(26,608,933)	$283,236,306

*Transfers represent investments in the Portfolio Funds that were previously categorized as Level 3 investments for the fiscal year ended March 31, 2012. There were no transfers into Level 2 for the period from April 1, 2012 to June 30, 2012.

The following table includes a roll-forward of the amounts for the period from April 1, 2012 to June 30, 2012 for the investments classified within Level 3. The classification of an investment within Level 3 is based on the significance of the unobservable inputs to the overall fair value measurement.

	Balance as of 3/31/2012	Transfers out of Level 3*	Net realized gain/(loss) from Portfolio Fund redemptions	Net change in accumulated unrealized appreciation on investments	Purchases	Sales	Balance as of 6/30/2012
Event Driven/ Relative Value Funds	$47,779,207	$-	$(1,828,096)	$2,192,391	$1,289,821	$(2,652,103)	$46,781,220
Hedged Long/ Short Equity Funds	353,885	-	250,005	(235,245)	-	(250,005)	118,640
Opportunistic Long/Short (Global) Funds	44,659	-	-	(1,008)	-	-	43,651
Opportunistic (U.S. Only) Funds	17,527,942	-	(22,776)	(754,051)	22,868	(92)	16,773,891

Total	$65,705,693	$-	$(1,600,867)	$1,202,087	$1,312,689	$(2,902,200)	$63,717,402

*Transfers represent investments in the Portfolio Funds that have been reclassified as Level 2 investments for the fiscal year ended March 31, 2012. There were no transfers out of Level 3 for the period from April 1, 2012 to June 30, 2012

The net change in accumulated unrealized appreciation for the period from April 1, 2012 to June 30, 2012, for Level 3 investments held by the Company as of June 30, 2012, was a decrease of $1,248,634, as shown in the table below:

Net Change in Accumulated Unrealized Appreciation
Event Driven/ Relative Value Funds	$(258,330)
Hedged Long/ Short Equity Funds	(235,245)
Opportunistic Long/Short (Global) Funds	(1,008)
Opportunistic (U.S. Only) Funds	(754,051)
$(1,248,634)

The Company uses authoritative guidance that permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value based on the NAV per share for the investment. In using NAV, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Company is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has determined that the NAV, as calculated by the reporting entity, represents the fair value of the investments.  A listing of the investments held by the Company and their attributes as of June 30, 2012, that may qualify for these valuations are shown in the table below.

Investment Class	Fair Value	Redemption Frequency	Notice Period	Redemption Restrictions and Terms

Event Driven/Relative Value Funds (a)	$112,250,022	Monthly - Annually	45 - 90 Days	0-2 years

Hedged Long/Short Equity Funds (b)	30,483,890	Quarterly	30 - 60 Days	none

Hedged Sector Funds (c)	43,879,292	Monthly - Quarterly	30 - 90 Days	none

Opportunistic Long/Short (Global) Funds (d)	96,226,467	Monthly - Quarterly	30 - 90 Days	none

Opportunistic (U.S. Only) Funds (e)	64,114,037	Quarterly - Tri-annually	45 - 60 Days	0-3 years

The information summarized in the preceding table represents the general terms of the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most of the Portfolio Funds have the flexibility, as provided for in the constituent documents, to modify and waive such terms. Additional details on the terms and restrictions for each Portfolio Fund are included on the Schedule of Investments included with this report.

The Company’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security, and for the Portfolio Funds would generally be NAV as provided by the Portfolio Fund or its administrator. For each of the classes below, the fair value of the Portfolio Funds has been estimated using NAV of the Portfolio Funds.

a)	Event Driven/Relative Value Funds This class includes the Portfolio Funds that invest using two primary styles: Event-Driven and Relative Value. Event-Driven strategies typically include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity, convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

b)	Hedged Long/Short Equity Funds This class includes the Portfolio Funds that invest primarily in common stocks (short, long and balanced). Management of each Portfolio Fund has the ability to shift investments from value to growth strategies, from small to large capitalization stocks, and from a net long to a net short position. The Portfolio Funds may invest in U.S. and non-U.S. equities and equity-related instruments, short sales, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives and other financial instruments and commodities within the scope of each respective operating agreement.

c)	Hedged Sector Funds This class includes the Portfolio Funds that invest primarily in publicly-traded securities issued by companies in specified industry sectors such as technology, healthcare, utility, energy, shipping or transportation. The Portfolio Funds’ holdings may include long and short positions in common and preferred equity.

d)	Opportunistic (Global) Funds This class includes the Portfolio Funds that invest in all global markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. The Portfolio Funds in this class may include global long/ short equity funds, global macro funds, and commodity pools.

e)	Opportunistic (U.S.) Only Funds This class includes the Portfolio Funds that invest in domestic markets and across all security types including equities, fixed income, commodities, currencies, futures, and exchange-traded funds. The Portfolio Funds in this class may include global long/short equity funds, global macro funds, and commodity pools.

Aggregate purchases and proceeds of interests in the Portfolio Funds for the period from April 1, 2012 to June 30, 2012 were $16,634,860 and $29,511,133, respectively. There were no unfunded commitments outstanding to the Portfolio Funds at June 30, 2012.

Federal Tax Cost

The cost of Portfolio Funds that are partnerships for federal income tax purposes is adjusted for items of taxable income allocated to the Company from such Portfolio Funds. The allocated taxable income is reported to the Company by each such Portfolio Fund on Schedule K-1, generally as of December 31. As a result, the aggregate cost of Portfolio Funds as of June 30, as well as the tax composition of net assets for federal income tax purposes, has been estimated by the Adviser using information from the Portfolio Funds and/or other information. The actual tax cost of investments and composition of net assets for federal income tax purposes may be different. The Company's required distributions and tax liability for the tax year including the period January 1, 2012 through June 30, 2012 will be determined by the net investment income or loss and net realized gain or loss for the entire initial tax year ending October 31, 2012.

At June 30, 2012, gross unrealized appreciation and depreciation of investments in the Portfolio Funds by the Company based on cost for federal income tax purposes was as follows:

	Attributable to	Attributable to
	investments held	investments held
	directly by the	directly by the
	Company	Blocker Fund
Cost of Investments in Portfolio Funds	$317,046,508	$13,376,752
Gross Unrealized Appreciation	21,985,744	740,969
Gross Unrealized Depreciation	(6,063,386)	(132,878)
Net Unrealized Appreciation	$15,922,358	$608,091

The Company's cost of investment in the Blocker Fund for federal income tax purposes at June 30, 2012 was $17,046,002.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Excelsior Multi-Strategy Hedge Fund of Funds (TI), LLC

By (Signature and Title):	/s/ Spencer N. Boggess
Spencer N. Boggess, Principal Executive Officer

Date: August 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Spencer N. Boggess
Spencer N. Boggess, Principal Executive Officer

Date: August 29, 2012

By (Signature and Title):	/s/ Steven L. Suss
Steven L. Suss, Principal Financial Officer

Date: August 29, 2012